Exhibit 99.1

FOR IMMEDIATE RELEASE

Investor Contact:

Investor.Relations@wbd.com

212-548-5882

Media Contacts:

Megan Klein

Megan.Klein@wbd.com

310-210-5018

Joe Libonati

Joe.Libonati@wbd.com

917-287-6763

Warner Bros. Discovery Announces Receipt of Requisite Consents for Proposed Amendments in

Consent Solicitations

(New York, NY) – May 27, 2026 – Warner Bros. Discovery, Inc. (NASDAQ: WBD) (“WBD”) today announced that the requisite consents (“Requisite Consents”) have been received pursuant to the previously-announced consent solicitations (the “Consent Solicitations”) conducted by Discovery Global Holdings, Inc. (formerly WarnerMedia Holdings, Inc.) (the “DGH Issuer”) and Discovery Communications, LLC (the “DCL Issuer” and together with the DGH Issuer, each a “WBD Issuer” and collectively the “WBD Issuers”) to adopt certain proposed amendments (the “Proposed Amendments”) with respect to each of the indentures (the “Existing WBD Indentures”) governing the WBD Issuers’ respective senior unsecured notes described in the table below (collectively, the “WBD Notes”).

As of 5:00 p.m., New York City time, on May 26, 2026, which was the expiration time for the delivery of consents in connection with the Consent Solicitations (the “Expiration Time”), consents representing the principal amount of WBD Notes as described in the table below had been validly delivered and had not been validly revoked. As a result, the WBD Issuers have received the Requisite Consents for the adoption of the Proposed Amendments for each of the Existing WBD Indentures. Upon receipt and acceptance of the Requisite Consents by the WBD Issuers, all consents became irrevocable. Supplemental indentures relating to the Proposed Amendments to the applicable Existing WBD Indentures were executed by the WBD Issuers and the trustee on May 26, 2026 in connection with the receipt of Requisite Consents and became effective at the time of execution, but will only become operative upon the Payment Date (as defined below).

The Consent Solicitations were conducted in connection with the proposed acquisition (the “Acquisition”) by Paramount Skydance Corporation (“Paramount”) of WBD. Concurrently with the Consent Solicitations, Paramount separately commenced (i) offers to purchase (the “Paramount Tender Offers”) for cash any and all of certain specified notes in certain series of WBD Notes held by Eligible Consenting Holders (as defined below) and (ii) offers to exchange (the “Paramount Exchange Offers” and together with the Paramount Tender Offers, the “Concurrent Paramount Offers”) any and all of certain specified notes in certain series of WBD Notes of Eligible Consenting Holders for a corresponding series of newly issued second-lien secured notes to be issued by Paramount, in each case as described in Paramount’s offering materials. The Expiration Time for the Consent Solicitations is not related to the expiration time of the Concurrent Paramount Offers.

Holders of WBD Notes bearing the identifiers set forth in the fifth column of the table below who validly delivered (and did not validly revoke) their consents in the applicable Consent Solicitation are referred to herein as “Eligible Consenting Holders.” Holders of WBD Notes bearing the identifiers set forth in the sixth column of the table below who validly delivered (and did not validly revoke) their consents are not eligible to participate in the Concurrent Paramount Offers and are referred to herein as “Non-Eligible Consenting Holders.”

Only the WBD Notes of Eligible Consenting Holders will be moved into a temporary CUSIP, ISIN or XS ISIN number (a “Temporary Identifier”) for such WBD Notes on the Payment Date, which WBD Notes will, from the period commencing from the time such WBD Notes are moved into such Temporary Identifiers, which is expected to occur on the Payment Date, until the expiration of the applicable Concurrent Paramount Offer, trade separately from the WBD Notes of holders who have not so consented or, in the case of Non-Eligible Consenting Holders, who have so consented but whose WBD Notes were not moved into Temporary Identifiers, which will retain their existing CUSIP, ISIN or XS ISIN number, as reflected in the table set forth below. At the conclusion of the Concurrent Paramount Offers, any WBD Notes with Temporary Identifiers will be re-assigned their respective existing CUSIP, ISIN, or XS ISIN number, as applicable (provided that there has not been any “significant modification” with respect to such WBD Notes for U.S. federal income tax purposes).

Nothing in this press release should be construed as an offer to purchase or exchange any of the WBD Notes, as the Concurrent Paramount Offers are separate offers by Paramount being made only to the recipients of an offering memorandum or an offer to purchase, as applicable, in each case upon the terms and subject to the conditions set forth therein. The Concurrent Paramount Offers are being made solely by Paramount and not by WBD or the WBD Issuers.

Information about each series of WBD Notes, including the results of the Consent Solicitations, is summarized below.

WBD Notes Class	WBD Notes	Issuer of WBD Notes	Aggregate Principal Amount Outstanding	CUSIP No. / Common Code / ISIN Eligible to Participate in Consent Solicitation and Concurrent Paramount Offers (1) (2)	CUSIP No. / Common Code / ISIN Eligible to Participate in Consent Solicitation But Not Eligible to Participate in Concurrent Paramount Offers (1) (3)	Aggregate Principal Amount of WBD Notes with Consents Delivered (4)	Percentage of Outstanding WBD Notes with Consents Delivered (5)	Consideration per $/€1,000 principal amount of WBD Notes (Consent Payment)
1	3.950% Senior Notes due 2028	DCL Issuer	$1,389,365,000	25470D BS7 US25470DBS71	25470D AR0 US25470DAR08	$1,295,411,000	93.24%	$2.50 in cash

1	4.125% Senior Notes due 2029	DCL Issuer	$750,000,000	25470D CA5 US25470DCA54	25470D BF5 US25470DBF50	$696,114,000	92.82%	$2.50 in cash

1	3.625% Senior Notes due 2030	DCL Issuer	$1,000,000,000	25470D CC1 US25470DCC11	25470D BJ7 US25470DBJ72	$943,694,000	94.37%	$2.50 in cash

1	5.000% Senior Notes due 2037	DCL Issuer	$548,132,000	25470D BY4 US25470DBY40	25470DAS8 US25470DAS80	$535,547,000	97.70%	$2.50 in cash

1	6.350% Senior Notes due 2040	DCL Issuer	$657,994,000	25470D BZ1 US25470DBZ15	25470D AD1 US25470DAD12	$592,602,000	90.06%	$2.50 in cash

1	4.950% Senior Notes due 2042	DCL Issuer	$218,508,000	25470D BW8 US25470DBW83	25470D AG4 US25470DAG43	$207,865,000	95.13%	$2.50 in cash

1	4.875% Senior Notes due 2043	DCL Issuer	$214,974,000	25470D BX6 US25470DBX66	25470D AJ8 US25470DAJ81	$189,573,000	88.18%	$2.50 in cash

1	5.200% Senior Notes due 2047	DCL Issuer	$152,103,000	25470D BV0 US25470DBV01	25470D AT6 US25470DAT63	$120,216,000	79.04%	$2.50 in cash

1	5.300% Senior Notes due 2049	DCL Issuer	$279,031,000	25470D BU2 US25470DBU28	25470D BG3 US25470DBG34	$268,846,000	96.35%	$2.50 in cash

2	3.755% Senior Notes due 2027	DGH Issuer	$1,350,039,000	55903V BL6 US55903VBL62 55903VBK8 US55903VBK89 U55632 AM2 USU55632AM23	55903V BA0 US55903VBA08 55903V AG8 US55903VAG86 U55632 AD2 USU55632AD24	$1,293,695,000	95.83%	$2.50 in cash

2	4.054% Senior Notes due 2029	DGH Issuer	$1,500,000,000	55903V BY8 US55903VBY83 55903VBX0 US55903VBX01 U55632 AT7 USU55632AT75	55903V BB8 US55903VBB80 55903V AJ2 US55903VAJ26 U55632 AE0 USU55632AE07	$1,436,131,000	95.74%	$2.50 in cash

2	4.279% Senior Notes due 2032	DGH Issuer	$3,012,152,000	55903V BQ5 US55903VBQ59 55903V BP7 US55903VBP76	55903V BC6 US55903VBC63 55903V AL7 US55903VAL71	$2,874,832,000	95.44%	$2.50 in cash

WBD Notes Class	WBD Notes	Issuer of WBD Notes	Aggregate Principal Amount Outstanding	CUSIP No. / Common Code / ISIN Eligible to Participate in Consent Solicitation and Concurrent Paramount Offers (1) (2)	CUSIP No. / Common Code / ISIN Eligible to Participate in Consent Solicitation But Not Eligible to Participate in Concurrent Paramount Offers (1) (3)	Aggregate Principal Amount of WBD Notes with Consents Delivered (4)	Percentage of Outstanding WBD Notes with Consents Delivered (5)	Consideration per $/€1,000 principal amount of WBD Notes (Consent Payment)
2	5.050% Senior Notes due 2042	DGH Issuer	$4,301,142,000	55903V BW2 US55903VBW28 55903V BV4 US55903VBV45 U55632 AS9 USU55632AS92	55903V BD4 US55903VBD47	$4,265,779,000	99.18%	$2.50 in cash

2	5.141% Senior Notes due 2052	DGH Issuer	$1,080,704,000	55903V BU6 US55903VBU61 55903V BT9 US55903VBT98	55903V BE2 US55903VBE20	$1,057,946,000	97.89%	$2.50 in cash

3	4.302% Senior Notes due 2030	DGH Issuer	€301,077,000	XS3099830765 309983076	XS2821805533 282180553	€262,030,000	87.03%	€2.50 in cash

3	4.693% Senior Notes due 2033	DGH Issuer	€395,568,000	XS3099829593 309982959	XS2721621154 272162115	€355,955,000	89.99%	€2.50 in cash

(1)

No representation is made as to the correctness or accuracy of the identifiers listed in this press release or printed on the WBD Notes. Such identifiers are provided solely for the convenience of the holders.

(2)

Holders of WBD Notes bearing the identifier set forth in this column who validly delivered (and did not validly revoke) their consents in the applicable Consent Solicitation will receive a Temporary Identifier and are referred to herein as Eligible Consenting Holders and will be eligible to participate in the applicable Concurrent Paramount Offer.

(3)

Holders of WBD Notes bearing the identifier set forth in this column who validly delivered (and did not validly revoke) their consents in the applicable Consent Solicitation will not be eligible to participate in the Concurrent Paramount Offers and are referred to herein as Non-Eligible Consenting Holders.

(4)	Represents the aggregate principal amount of WBD Notes for which consents had been validly delivered and had not been validly revoked as of the Expiration Time.
(5)	Represents the percentage of the aggregate principal amount of WBD Notes outstanding for which consents had been validly delivered and had not been validly revoked as of the Expiration Time.

All Eligible Consenting Holders and Non-Eligible Consenting Holders who validly delivered (and did not validly revoke) their consents in the applicable Consent Solicitation at or prior to the Expiration Time are eligible to receive, for each $1,000 or €1,000, as applicable, in aggregate principal amount of WBD Notes for which consents were validly delivered and accepted, a consent fee of $2.50 or €2.50, as applicable, in cash (the “Consent Payment”).

Upon the terms and subject to the conditions of the Consent Solicitations, the payment date for the Consent Solicitations will occur promptly after the Expiration Time (the “Payment Date”) and is expected to occur on or about May 29, 2026. Each Consent Solicitation is a separate solicitation, and each may be individually consummated, subject to certain conditions and applicable law, at any time in the WBD Issuers’ sole discretion, and without also consummating the Consent Solicitation with respect to any other Class of WBD Notes.

In accordance with the Merger Agreement, Paramount intends to pay the Consent Payment in the Consent Solicitations and related fees and expenses on the WBD Issuers’ behalf using cash on hand. Paramount will fund all payments in connection with the Consent Solicitations regardless of whether the Acquisition is completed. None of WBD or the WBD Issuers have any obligation to pay the Consent Payment.

WBD has engaged Global Bondholder Services Corporation to act as the tabulation and information agent (the “Tabulation and Information Agent”) for the Consent Solicitations. Questions concerning the Consent Solicitations, or requests for additional copies of the Consent Solicitation Statement or other related documents, may be directed to Corporate Actions by telephone at (855) 654-2014 (U.S. toll-free) or (212) 430-3774 (banks and brokers) or by email at contact@gbsc-usa.com. Holders should also consult their broker, dealer, commercial bank, trust company or other institution for assistance concerning the Consent Solicitations.

WBD has engaged BofA Securities and Citigroup as solicitation agents (in such capacity, the “Solicitation Agents”) for the Consent Solicitations. Holders with questions regarding the Consent Solicitations should contact BofA Securities at +1 (888) 292-0070 (toll-free) or +1 (980) 388-3646 (collect) or debt_advisory@bofa.com or Citigroup Global Markets Inc. at +1 (800) 558-3745 (toll free) or +1 (212) 723-6106 or ny.liabilitymanagement@citi.com.

This press release is for informational purposes only and does not constitute an offer to sell, or a solicitation of an offer to buy, any security and does not constitute an offer, solicitation, or sale of any security or a solicitation of consents in any jurisdiction in which such offer, solicitation, or sale would be unlawful. The Consent Solicitations were made only by, and pursuant to the terms of, the Consent Solicitation Statement, dated May 19, 2026, along with any amendments and supplements thereto.

About Warner Bros. Discovery

Warner Bros. Discovery is a leading global media and entertainment company that creates and distributes the world’s most differentiated and complete portfolio of branded content across television, film, streaming and gaming. Warner Bros. Discovery inspires, informs and entertains audiences worldwide through its iconic brands and products including: Discovery Channel, HBO Max, discovery+, CNN, DC, TNT Sports, Eurosport, HBO, HGTV, Food Network, OWN, Investigation Discovery, TLC, Magnolia Network, TNT, TBS, truTV, Travel Channel, Animal Planet, Science Channel, Warner Bros. Motion Picture Group, Warner Bros. Television Group, Warner Bros. Pictures Animation, Warner Bros. Games, New Line Cinema, Cartoon Network, Adult Swim, Turner Classic Movies, Discovery en Español, Hogar de HGTV and others.

Cautionary Note Concerning Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including statements regarding the Acquisition and the other transactions referred to herein. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially. Risks and uncertainties include, but are not limited to: the WBD Issuers’ ability to settle the Consent Solicitations on the terms described herein or at all; the risk that the closing conditions for the Acquisition will not be satisfied, including the risk that clearances under applicable antitrust or regulatory laws will not be obtained or will be obtained subject to conditions that are not anticipated; the possibility that the transactions described herein will not be completed in the expected timeframe or at all; the occurrence of any event, change or other circumstances that could give rise to the termination of the Acquisition; potential adverse effects to the businesses of Paramount or WBD during the pendency of the Acquisition, such as employee departures or distraction of management from business operations; negative effects of the announcement or the consummation of the Acquisition on the market price of Paramount or WBD stock; the risk of stockholder litigation relating to the Acquisition, including resulting expense or delay; the potential that the expected benefits and opportunities of the Acquisition, if completed, may not be realized or may take longer to realize than expected; risks related to Paramount’s and WBD’s streaming businesses; the adverse impact on Paramount’s and WBD’s respective advertising revenues as a result of changes in consumer behavior, advertising market conditions, and deficiencies in audience measurement; risks related to operating in highly competitive and dynamic industries; the unpredictable nature of consumer behavior, as well as evolving technologies and distribution models; risks related to Paramount’s or WBD’s decisions to invest in new businesses, products, services, and technologies, and the evolution of Paramount’s or WBD’s business strategy; the potential for loss of carriage or other reduction in, or the impact of negotiations for, the distribution of Paramount’s or WBD’s content; damage to Paramount’s or WBD’s reputation or brands; losses due to asset impairment charges for goodwill, content and long-lived assets, including finite-lived intangible assets; liabilities related to discontinued operations and former businesses; increasing scrutiny of, and evolving expectations for, sustainability initiatives; evolving business continuity, cybersecurity, privacy and data protection and similar risks; challenges in protecting and maintaining Paramount’s and WBD’s intellectual property rights; domestic and global political, economic and regulatory factors affecting Paramount’s or WBD’s businesses generally or the Acquisition; the inability to hire or retain key employees or secure creative talent; disruptions to Paramount’s or WBD’s operations as a result of labor disputes; risks and costs associated with the integration of, and Paramount’s ability to integrate, the businesses of Paramount Global, Skydance Media, LLC, and WBD successfully and to achieve anticipated synergies; litigation related to the Acquisition and other matters or transactions; risks associated with Paramount’s or WBD’s holding company structure, including its dependence on distributions from its subsidiaries to meet tax obligations and other cash requirements; and risks related to Paramount’s or WBD’s indebtedness, including Paramount’s or WBD’s substantial outstanding debt obligations, Paramount’s or WBD’s ability to incur substantially more debt and Paramount’s or WBD’s ability to meet the financial and other covenants contained in the agreements governing their respective indebtedness. A further list and description of these risks, uncertainties and other factors and the general risks associated with the respective businesses of Paramount and WBD can be found in Paramount’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the Securities and Exchange Commission (the “SEC”) on February 25, 2026, including in the sections captioned “Cautionary Note Concerning Forward-Looking Statements” and “Item 1A. Risk Factors,” Paramount’s most recently filed Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, including in the sections captioned “Cautionary Note Concerning Forward-Looking Statements” and “Item 1A. Risk Factors,” and Paramount’s subsequent filings with the SEC, and in WBD’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 27, 2026, including in the sections captioned “Cautionary Note Concerning Forward-Looking Statements” and “Item 1A. Risk Factors,” WBD’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, filed with the SEC on May 6, 2026, including in the section captioned “Cautionary Note Concerning Forward-Looking Statements,” and WBD’s subsequent filings with the SEC. Neither Paramount nor WBD undertakes to update any forward-looking statement as a result of new information or future events or developments, except as required by law. Persons reading this communication are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof.

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Source: Warner Bros. Discovery, Inc.